Q U A R T E R L Y  R E P O R T

The Inefficient-
Market
Fund, Inc.
------------------
March 31, 1997

---------------------------------
The Inefficient-Market Fund, Inc.
---------------------------------

Dear Shareholder:

We are pleased to provide the quarterly report for The Inefficient-Market Fund, Inc. ("Fund") for the three months ended March 31, 1997. In this letter, we comment on market conditions during the first quarter of 1997, briefly review the Fund's investment strategy and update you on some important new Fund developments. A detailed summary of Fund performance and current holdings can be found in the appropriate sections that follow. In addition, please refer to the "Special Shareholder Notice" section that immediately follows this letter for more information regarding recent changes to your Fund.

Fund Performance Update
During the first quarter of 1997, The Inefficient-Market Fund had a return of -4.23% on net asset value (NAV) and -3.26% on market value. The Fund's return on NAV modestly lagged the Russell 2500 Index, which recorded a total return of -3.35% over the same period whereas, the Fund's return on market value slightly outperformed the Russell 2500 Index. The Russell 2500 Index is a value-weighted index representing smaller- and mid-sized companies. Over the same period, the Standard & Poor's 500 Composite Stock Index ("S&P 500") generated a total return of 2.68%. The S&P 500 is a recognized capitalization-weighted equity index that is weighted in favor of large-company issues.

In order to achieve consistent relative performance, Travelers Investment Management Company (TIMCO) manages the Fund to mirror the overall risk, sector weightings and growth/value style characteristics of the Russell 2500 Index while seeking to outperform the benchmark through active stock selection. For the one-year period ended March 31, 1997, The Inefficient-Market Fund had a total return of 9.00% based on NAV which slightly outperformed the 8.68% total return from the Russell 2500 Index. As of March 31, 1997, the Fund's NAV was $11.78 and its American Stock Exchange (AMEX) closing price was $11.125.

Economic and Market Overview
The first quarter began on a positive note for the equity market. Fueled by strong fourth quarter corporate earnings and robust money flows, "blue chip" stock indices such as the S&P 500 and The Dow Jones Industrial Average climbed to record highs in early March. However, sentiment in the bond market began to turn bearish in late February, against the backdrop of unexpected strength in the economy and comments by Federal Reserve Board Chairman Alan Greenspan regarding the possibility of "preemptive" action by the Federal Reserve Board ("Fed"). When the Fed ultimately followed through on its warnings and raised short-term rates on March 25, 1997, long-term Treasury bond yields spiked over 7%. Concerns about the prospects of future interest rate hikes triggered a sharp correction in the stock market at the end of March, erasing most of the earlier gains during the quarter.

Since small-cap stocks had lagged the S&P 500 for nearly three years, investors might have expected better relative performance from smaller company issues in the event of a market correction. However, pressured by higher interest rates, most small-cap issues failed to find any real degree of valuation support. In the first quarter, the Russell 2500 was down more than 6% relative to the performance of the S&P 500. Below the surface of a difficult environment for small-cap stocks, performance varied sharply between investment styles. Hardest hit were small-cap growth stocks, which typically trade at the highest price-to-earnings ratios and are the most vulnerable to general swings in investor sentiment and any hint of an earnings disappointment. (The price-to-earnings ratio, or P/E ratio, is a common method used by investors to determine a stock's relative value. The P/E ratio compares a stock's price to its earnings per share.)

In our view, many small-cap issues now look more attractive on a valuation basis than at any time in the past six years, even allowing for the fact that smaller company issues are less liquid and tend to be more sensitive to interest rate effects. At the end of March 1997, the Russell 2500 was valued at 14 times the consensus estimate of 1997 earnings-per-share, while the S&P 500 traded at a relatively lofty 18 times forward earnings.

In the first quarter, as equity investors began to discount tighter Fed monetary policy and slower Gross Domestic Product (GDP) growth, the sectors of the economy offering the prospect of relatively stable and predictable earnings enjoyed the strongest stock price performance. In the consumer staples sector, the shares of processed food and beverage companies moved higher in response to improving gross margins. In the finance sector, many regional bank and life insurance company issues also performed well despite a hostile interest rate environment.

In the consumer discretionary sector, broad-line retail stocks continued to move up in response to the unexpected strength of consumer spending. Among the weaker sectors, small-cap technology issues were down sharply, with the most severe price correction occurring in the computer software and telecommunication equipment company stocks. In the health care sector, shares of drug manufacturers and medical device companies traded generally lower, in part due to a number of high profile earnings disappointments. In the energy sector, the stocks of domestic exploration and production companies came under heavy selling pressure, as the result of weaker oil and gas markets. Basic material stocks remained weak because of excess production capacity and sluggish product demand.

Fund's Investment Approach and Portfolio Review
TIMCO's approach to equity management is designed to provide investors with diversified exposure to the small- and mid-sized capitalization segments of the U.S. equity market. TIMCO selects stocks based on a disciplined quantitative screening process that seeks both attractive relative value and earnings growth.

During the first quarter of 1997, stock selection in the financial services sector made the largest positive contribution to the Fund's relative performance. Specifically, the Fund's investments in a number of the better-performing regional banks such as Anchor Bancorp and Silicon Valley Bancshares helped its performance. The Fund also performed well in the consumer discretionary sector, helped by its holdings in specialty retailing companies such as Borders Group, General Nutrition and Men's Warehouse.

The Fund's performance in the health care sector was hurt by niche medical device stocks such as Steris Corp. and Uromed that weakened in response to company-specific earnings disappointments. The Fund also lost ground versus the benchmark in the basic materials sector due to earnings shortfalls at specialized metal processing companies such as Wolverine Tube, Shiloh Industries and Oregon Metallurgical.

In the technology sector, the Fund is currently overweighted in LSI Logic and Advanced Mirco Devices. Both chip producers should reap significant benefits from product innovations and higher factory utilization rates as the semiconductor industry recovers strongly from an industry-wide inventory correction. The Fund also has an overweighted position in SCI Systems, the largest contract manufacturer of electronic components, which should benefit from increased outsourcing in the computer products industry. In the health care sector, the Fund currently emphasizes Health Management Associates and Watson Pharmaceuticals. In the consumer area, the Fund continues to overweight holdings in well-positioned retailers such as Land's End, General Nutrition and Borders Group that combine above-average earnings growth and low relative values.

Market Outlook
We expect the relative performance of small-cap stocks to stabilize in the coming months. On the basis of price-to-earnings or price-to-cash flow comparisons, the values of many small-cap issues are either at or below the level reached in late 1990 when small-cap stocks began a three-year period of strong relative performance. The relative value argument for small-cap stocks is likely to attract increased attention from many investors, especially if the Fed steers the U.S. economy to a soft landing in 1997. However, attractive values alone will not necessarily provide the catalyst for a small-cap rally. Small-cap stocks tend to outperform at the beginning of a cyclical upturn in the economy, and the recent move by the Fed to raise short-term interest rates is a painful reminder that we are currently in the latter stages of the economic cycle. Moreover, technology-driven gains in productivity appear so far to have benefited mostly larger-sized companies more than smaller-sized ones.

Despite our relatively cautious outlook for small-cap equities for the rest of 1997, we remain quite positive on the opportunities available through a careful screening of the small-cap market. We will continue to focus on companies that have improving business fundamentals, good relative earnings gains and discounted stock values.

In closing, we are excited about the recent changes to The Inefficient-Market Fund and thank you for your confidence in our investment management approach. We look forward to continuing to help you achieve your financial goals.


Sincerely,


/s/ Health B. McLendon

Heath B. McLendon
Chairman

May 8, 1997

--------------------------------------------------------------------------------

                           Special Shareholder Notice

On Friday, April 18, 1997, shareholders of The Inefficient-Market Fund, Inc., acting on the recommendation of its Board of Directors, approved the Fund's conversion from a closed-end to an open-end fund and a new name -- the Smith Barney Disciplined Small Cap Fund, Inc. (A closed-end mutual fund issues a fixed number of shares, which are usually traded on a stock exchange. An open-end mutual fund continuously offers to sell and redeem shares at the current net asset value.)

However, it is anticipated that until Monday, June 23, 1997, the renamed Fund will remain a closed-end fund and continue to trade on the American Stock Exchange under its current symbol "IMF." In addition, the Fund's investment objective of long-term capital appreciation will remain unchanged and it will continue to be managed by Travelers Investment Management Company (TIMCO).

Current shareholders, on the date the Fund is converted to an open-end fund, will receive Class A shares. However, through the end of 1997, these shares will not be exchangeable into any other Smith Barney Mutual Fund. Moreover, in order to mitigate the attendant costs and any adverse impact on the Fund's operations resulting from a large number of immediate redemptions, a temporary 2% redemption fee, payable to the Fund, will be imposed on shares redeemed from the date the Fund's open ending becomes effective through the end of 1997. Beginning January 2, 1998, shares will be fully exchangeable into any other Smith Barney Mutual Fund and will no longer be subject to a redemption fee.

Finally, the Fund's expenses will be re-adjusted to conform it to an open-end structure. The Fund's current 75 basis point management fee and 25 basis point administrative fee will be replaced by a new fee structure consisting of a 65 basis point management fee, 10 basis point administrative fee and 25 basis point 12b-1 fee. There will be no net increase in Fund expenses for existing shareholders under the new open-end fund fee structure.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               March 31, 1997
--------------------------------------------------------------------------------
  SHARES                         SECURITY                                VALUE
================================================================================
COMMON STOCKS -- 98.4%
================================================================================
Autos & Transportation -- 4.8%
    7,200     Alexander & Baldwin Inc.                                $  186,300
    7,800     Avondale Industries Inc.*                                  134,550
   14,500     Cavalier Homes Inc.                                        163,125
   10,400     Comair Holdings Inc.                                       226,200
    6,900     Continental Airlines Inc., Class B Shares*                 216,487
    3,000     GATX Corp.                                                 146,625
    8,200     Gentex Corp.*                                              161,950
    2,200     Intermet Corp.                                              28,875
    6,400     Lear Seating Corp.*                                        213,600
   10,900     Mascotech Inc.                                             223,450
    6,800     Oakwood Homes Corp.                                        119,850
    7,300     Swift Transportation Co. Inc.*                             186,150
    7,800     US Freightways Corp.                                       201,825
    5,900     Wisconsin Central Transportation Corp.*                    207,975
--------------------------------------------------------------------------------
                                                                       2,416,962
--------------------------------------------------------------------------------
Consumer Discretionary -- 17.6%
   11,500     Accustaff Inc.*                                            192,625
    6,700     Alberto Culver Co., Class A Shares                         149,075
    2,600     American Greetings, Class A Shares                          83,037
    7,700     Bed Bath & Beyond Inc.*                                    186,244
    5,500     Blyth Industries Inc.*                                     198,687
   16,200     Borders Group*                                             305,775
    7,300     Boston Chicken, Inc.*+                                     222,650
    6,500     Carmike Cinemas Inc., Class A Shares*                      186,062
   10,900     Claire's Stores Inc.                                       182,575
   10,600     Corrections Corp. of America*+                             257,050
    6,200     Doubletree Corp.*                                          220,100
    6,000     Evergreen Media Corp.*                                     175,125
    5,000     Fred Meyer Inc.*                                           206,250
    7,100     Fruit of the Loom, Inc.*                                   294,650
   14,000     Furniture Brands International, Inc.*                      210,000
   15,100     General Nutrition Co.*                                     305,775
    3,755     Harman International Industries, Inc.                      125,792
    6,200     Harte-Hanks Communications Inc.                            180,575
    5,400     Holophane Corp.*                                           105,300
    6,885     HSN Inc.*                                                  174,707
    4,700     International Game Technology                               75,787
    5,200     King World Productions, Inc.*                              189,800
   10,200     Lands' End, Inc.*                                          270,300
   11,000     Maytag Corp.                                               226,875
    3,500     Miller, Inc.                                               238,875
    7,200     Mohawk Industries, Inc.*                                   150,300
    7,500     Nautica Enterprises, Inc.*                                 188,438
    8,400     Outback Steakhouse, Inc.*                                  168,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1997
--------------------------------------------------------------------------------
  SHARES                         SECURITY                                VALUE
================================================================================
Consumer Discretionary -- 17.6% (continued)
    7,600     Performance Food Group Co.*                             $  133,950
    6,700     Promus Hotel Corp.*                                        222,775
    3,400     Pulitizer Publishing Co.                                   147,050
    7,400     Rite Aid Corp.                                             310,800
    9,600     Ross Stores Inc.                                           243,600
    6,400     SFX Broadcasting Inc.*                                     180,800
    9,300     Showboat, Inc.                                             183,675
    8,500     SITEL Corp.*                                               113,688
    3,500     St. John Knits, Inc.                                       151,375
    6,100     Stewart Enterprises Inc.                                   222,650
    2,500     Supervalu Inc.                                              74,375
    7,400     The Mens Wearhouse, Inc.*                                  203,500
    5,500     Tiffany & Co.                                              209,000
    7,200     Unifi Inc.                                                 219,600
    6,500     US 1 Industries Inc.*                                      229,125
    7,100     USA Detergents Inc.*                                       163,300
    8,500     Valassis Communications Inc.*                              190,188
    3,500     Viking Office Products, Inc.*                               67,813
    5,350     Wolverine Worldwide, Inc.                                  195,275
--------------------------------------------------------------------------------
                                                                       8,932,968
--------------------------------------------------------------------------------
Consumer Staples -- 2.5%
    7,400     Dean Foods Co.                                             256,225
    5,500     Dole Food Co., Inc.                                        207,625
    4,300     Interstate Bakeries, Corp.                                 203,175
    9,500     McCormick & Co., Inc.                                      232,750
    7,400     Richfood Holdings Inc.                                     138,750
    7,200     Universal Corp.                                            207,900
--------------------------------------------------------------------------------
                                                                       1,246,425
--------------------------------------------------------------------------------
Financial Services -- 16.5%
    3,500     AMBAC Inc.+                                                225,750
    3,800     American Bankers Insurance Group, Inc.                     185,250
    5,200     AmSouth Bancorp.                                           250,900
    5,300     Anchor Bancorp Inc.                                        234,525
    3,400     Bay View Capital Corp.                                     173,400
    4,300     Capital One Financial Co.                                  160,175
    2,800     CCB Financial Corp.                                        179,900
    4,400     Centura Banks Inc.                                         171,600
   11,300     City National Corp.                                        248,600
      800     CMAC Investment Corp.                                       26,700
    7,900     Colonial BancGroup Inc.                                    181,700
    9,000     Conseco Inc.                                               320,625
    3,200     Crestar Financial Corp.                                    110,800
   18,300     Dime Bancorp Inc.*                                         281,362
    3,800     Donaldson, Lufkin & Jenrette, Inc.                         139,175

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1997
--------------------------------------------------------------------------------
  SHARES                         SECURITY                                VALUE
================================================================================
Financial Services -- 16.5% (continued)
    7,900     Everest Reinsurance Holdings, Inc.                      $  232,062
    4,000     Executive Risk, Inc.                                       185,500
    3,200     FINOVA Group, Inc.                                         216,400
    3,900     First American Corp.                                       248,137
    6,600     First Tennessee National Corp.                             278,850
    4,200     First Virginia Banks, Inc.                                 215,250
    7,700     Glendale Federal Bank*                                     177,100
    8,500     Great Financial Corp.                                      262,437
   10,200     HCC Insurance Holdings Inc.+                               249,900
   16,200     Hibernia Corp.                                             212,625
    8,700     Lehman Brothers Holdings, Inc.                             253,388
    6,400     Mercantile Bankshares Co.                                  216,000
    4,433     Mutual Risk Management Ltd.                                160,708
    2,315     Old Kent Financial Corp.                                   109,094
    9,600     Old Republic International Corp.                           246,000
    5,500     Penncorp Financial Group Inc.                              176,000
    6,100     People's Heritage Financial Group, Inc.                    187,575
    4,300     PMI Group Inc.                                             215,538
    4,000     Relistar Financial Corp.                                   236,500
    7,900     Silicon Valley Bancshares*                                 280,450
    6,700     TIG Holdings, Inc.                                         212,725
    2,400     Transatlantic Holdings, Inc.                               201,600
    5,800     Union Planters Corp.                                       235,625
    5,800     Vesta Insurance Group Inc.                                 206,625
    2,000     Zions Bancorp.                                             237,500
--------------------------------------------------------------------------------
                                                                       8,344,051
--------------------------------------------------------------------------------
Healthcare -- 8.2%
    2,800     ALZA Corp.*                                                 77,000
    7,300     American Homepatient Inc.*                                 162,425
    4,100     AmeriSource Health Corp.*                                  179,375
    6,600     Arbor Health Care Co.*                                     167,475
    6,200     Bergen Brunswig Corp., Class A Shares                      184,450
    2,900     Biogen, Inc.*                                              108,387
   14,100     Capstone Pharmacy Services, Inc.*                          155,100
    7,200     Centocor, Inc.*                                            219,600
   15,100     Creative Biomolecules Inc.*                                113,250
    7,200     Dura Pharmaceuticals Inc.*                                 257,400
    8,400     Genzyme Corp.*                                             189,000
   10,250     Health Management Associates, Inc.*+                       243,437
    5,200     Healthcare COMPARE Corp.*                                  211,250
    6,400     Living Centers of America*                                 220,800
    7,300     Phycor Inc.*                                               198,925
    9,200     Renal Treatment Centers, Inc.*                             207,000
   10,600     Stryker Corp.                                              263,675
    6,200     U.S. Surgical Corp.                                        189,100

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1997
--------------------------------------------------------------------------------
  SHARES                         SECURITY                                VALUE
================================================================================
Healthcare -- 8.2% (continued)
    7,100     Vencor Inc.*                                            $  268,913
   10,500     VISX Inc.*                                                 232,313
    5,200     Watson Pharamaceuticals, Inc.*                             185,900
    2,400     Wellpoint Health Network, Inc.*                             99,600
--------------------------------------------------------------------------------
                                                                       4,134,375
--------------------------------------------------------------------------------
Integrated Oils -- 1.0%
    4,900     Murphy Oil Corp.                                           230,300
   12,700     Tesoro Petroleum Corp.*                                    133,350
    5,100     Tosco Corp.                                                145,350
--------------------------------------------------------------------------------
                                                                         509,000
--------------------------------------------------------------------------------
Materials & Processing -- 14.3%
    6,300     Alumax Inc.*                                               218,137
    5,500     Aptagroup Inc.                                             210,375
    3,800     Armstrong World Industries Inc.                            246,050
    8,100     Avalon Properties, Inc.                                    222,750
    8,000     BMC Industries, Inc.                                       226,000
    5,500     Beacon Properties Corp.                                    182,187
    6,900     Bemis Inc.                                                 276,000
    5,200     Boise Cascade Corp.                                        158,600
   10,000     Cabot Corp.                                                240,000
    7,000     Cali Realty Corp.                                          224,000
   10,300     Coeur D'Alene Mines Corp.                                  167,375
    5,500     Commercial Metal Co.                                       157,437
    8,000     Crompton & Knowles Corp.                                   156,000
    5,700     Cytec Industries, Inc.*                                    215,887
    5,800     Dexter Corp.                                               174,725
    5,500     Felcor Suite Hotels Inc.                                   202,125
    6,600     First Industrial Realty Trust Inc.                         208,725
    2,400     Georgia Gulf Corp.                                          60,600
    5,700     Granite Construction Inc.                                  117,562
    7,200     Health Care Properties Investment, Inc.                    238,500
   14,500     Host Marriott Corp.*                                       246,500
   16,600     International Specialty Products Inc.*                     207,500
    3,200     James River Corp.                                           93,200
    9,800     Liberty Property Trust                                     240,100
    4,700     Lone Star Industries, Inc.                                 182,125
    8,500     Meditrust Corp.                                            316,625
   10,000     Nationwide Health Properties, Inc.                         213,750
    6,400     OM Group Inc.                                              180,000
    6,400     Oregon Metallurgical Corp.*                                115,200
    5,900     Sealed Air Corp.*                                          242,638
   11,000     Security Capital Pacific Trust                             268,125
   10,100     Shiloh Industries Inc.*                                    143,925
    8,100     Simon DeBartolo Property Group, Inc.                       245,025

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1997
--------------------------------------------------------------------------------
  SHARES                         SECURITY                                VALUE
================================================================================
Materials & Processing -- 14.3% (continued)
   15,500     Stone Container Corp.                                   $  172,438
   14,200     Terra Industries, Inc.                                     198,800
   13,500     Walter Industries Inc.*                                    183,938
    4,100     Wolverine Tube, Inc.*                                      106,600
--------------------------------------------------------------------------------
                                                                       7,259,524
--------------------------------------------------------------------------------
Other Energy -- 4.7%
    6,000     BJ Services Co.*                                           287,250
    7,600     Chesapeake Energy Corp.*+                                  158,650
    3,000     Cooper Cameron Corp.*                                      205,500
    5,300     Forcenergy Inc.*                                           152,375
   13,400     Global Marine Inc.*+                                       288,100
    5,100     Louisiana Land & Exploration Co.                           241,613
   10,800     Marine Drilling Co., Inc.*                                 191,700
    6,000     Noble Affiliates, Inc.                                     226,500
   13,100     Noble Drilling Corp.*                                      225,975
   10,600     Oryx Energy Co.*                                           204,050
    3,500     Transocean Offshore Inc.                                   196,438
--------------------------------------------------------------------------------
                                                                       2,378,151
--------------------------------------------------------------------------------
Producer Durables -- 7.4%
      200     American Power Conversion*                                   4,325
    6,900     Crane Co.                                                  216,487
    6,100     Danaher Corp.                                              253,912
    7,200     Duriron Co. Inc.                                           158,400
    2,800     Harnischfeger Industries, Inc.                             130,200
    6,300     Hubbell Inc., Class B Shares                               266,175
    7,600     Jacobs Engineering Group, Inc.*                            186,200
   12,800     JLG Industries Inc.                                        251,200
    1,300     Litton Industries Inc.*                                     52,325
    2,100     Raychem Corp.                                              172,988
    8,700     Robbins & Myers Inc.                                       230,550
    6,200     Sunstrand Corp.                                            268,925
    3,800     Thiokol Corp.                                              209,950
    5,600     Thomas & Betts Corp.                                       239,400
   11,300     Toll Brothers, Inc.*                                       206,225
    7,500     United Waste Systems Inc.*                                 279,375
    8,100     US Filter Corp.*                                           250,088
    7,300     Watts Industries Inc.                                      169,725
    4,800     York International Corp.                                   201,000
--------------------------------------------------------------------------------
                                                                       3,747,450
--------------------------------------------------------------------------------
Technology -- 13.6%
    8,600     Advanced Micro Devices Inc.*                               356,900
    3,200     Altera Corp.*                                              137,600
    4,575     Andrew Corp.*+                                             165,272

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1997
--------------------------------------------------------------------------------
  SHARES                         SECURITY                                VALUE
================================================================================
Technology -- 13.6% (continued)
    7,100     Applix Inc.*                                            $   45,262
    5,200     Avant Corp.*                                               141,050
    6,800     BancTec, Inc.*                                             173,400
    5,300     Brooktrout Technology, Inc.*                                78,837
   18,200     Computervision Corp.*                                       97,825
    3,400     Comverse Technology, Inc.*                                 134,300
   10,450     Concord Efs, Inc.*                                         195,938
   10,200     Credence Systems Corp.*                                    198,900
    8,400     Datastream Systems Inc.*                                   134,400
    2,550     Diebold Inc.                                                95,944
   17,000     DSP Communications, Inc.*                                  163,625
    6,000     Electronic Arts Inc.*                                      159,750
    6,800     Electronics for Imaging Inc.*                              271,150
    8,100     Eltron International, Inc.*                                158,962
    3,900     ENCAD Inc.*                                                116,512
    4,300     Hadco Corp.*                                               166,625
    1,400     Harris Corp.                                               107,625
    3,200     In Focus Systems, Inc.*                                     55,200
    7,800     Jack Henry & Associates                                    173,550
    7,300     KEMET Corp.*                                               136,875
    6,400     Lam Research Corp.*                                        216,000
    4,800     LSI Logic Corp.*                                           166,800
    2,800     Maxim Integrated Products Inc.*                            135,450
    6,000     McAfee Associates Inc.*                                    265,500
    4,200     National Semiconductor Corp.*                              115,500
    7,300     Network General Corp.                                      156,950
   12,800     Periphonics Corp.*                                         188,800
    6,700     PictureTel Corp.*                                           79,563
    4,400     Policy Management System Corp.*                            191,950
    6,800     Read-Rite Corp.*                                           171,700
    7,700     S3 Inc.*                                                   100,100
    5,100     SCI Systems Inc.*                                          258,188
    5,400     SPSS Inc.*                                                 134,325
    5,800     Storage Technology Inc.*                                   227,650
    4,800     SunGuard Data Systems, Inc.*                               208,800
    4,000     Symbol Technologies Inc.+                                  193,000
   10,000     Systemsoft Corp.*                                          100,000
    6,800     Tech Data Corp.*                                           164,050
    1,200     Tektronix Inc.                                              60,600
    8,900     Teradyne Inc.*                                             256,988
--------------------------------------------------------------------------------
                                                                       6,857,416
--------------------------------------------------------------------------------
Utilities -- 7.8%
    3,700     AES Corp.*                                                 207,200
    7,500     AGL Resources Inc.                                         137,813
    8,100     Boston Edison Co.                                          211,612

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 1997
--------------------------------------------------------------------------------
  SHARES                         SECURITY                                VALUE
================================================================================
Utilities -- 7.8% (continued)
    7,400     Brooklyn Union Gas Co.                                 $   203,500
    6,500     Calenergy Inc.*                                            221,000
    2,000     Century Telephone Enterprises Inc.                          59,000
    4,700     CILCORP Inc.                                               178,600
    6,400     CMS Energy Corp.                                           210,400
    8,000     DPL Inc.                                                   193,000
    8,300     DQE Inc.                                                   230,325
    9,200     ENSERCH Corp.                                              188,600
    2,700     Illinova Corp.                                              61,762
    2,100     Ipalco Enterprises Inc.                                     63,788
    8,900     LG& E Energy Corp.                                         214,713
    7,400     Metricom Inc.*+                                             74,000
    6,600     National Fuel Gas Co.                                      282,150
    5,800     NIPSCO Industries Inc.                                     227,650
    4,500     Northeast Utilities System Inc.                             35,438
    8,900     Pinnacle West Capital Corp.                                268,113
    7,600     Public Service Co.                                         294,500
    9,400     South Jersey Industries Inc.                               200,925
    7,400     Washington Gas Light Co.                                   166,500
--------------------------------------------------------------------------------
                                                                       3,930,589
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost -- $47,764,272)                                   49,756,911
================================================================================
WARRANT -- 0.0%
    1,011     Homestead Village Inc., Expire 10/29/97*
              (Cost -- $2,530)                                             7,330
================================================================================
   FACE
  AMOUNT            SECURITY                                              VALUE
================================================================================
REPURCHASE AGREEMENT -- 1.6%
 $803,000     Golman Sachs &Co., 6.444% due 4/1/97; Proceeds at
              maturity -- $803,144; (Fully collateralized by U.S.
              Treasury Notes, 4.750% due 10/31/98; Market value --
              $819,465) (Cost -- $803,000)                               803,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost-- $48,569,802**)                                 $50,567,241
================================================================================
 *    Non-income producing security.
 +    Security on loan (Note 8).
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   March 31, 1997
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $48,569,802)                     $ 50,567,241
   Cash and cash equivalents                                          2,013,602
   Receivable for securities sold                                       161,044
   Dividends and interest receivable                                     31,702
-------------------------------------------------------------------------------
   Total Assets                                                      52,773,589
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities loaned (Note 8)                             2,012,900
   Management fees payable                                               33,853
   Administration fees payable                                           11,442
   Accrued expenses                                                      64,226
-------------------------------------------------------------------------------
   Total Liabilities                                                  2,122,421
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 50,651,168
===============================================================================
NET ASSETS:
   Par value of capital shares                                     $      4,384
   Capital paid in excess of par value                               48,742,718
   Treasury stock, at cost (Note 5)                                    (888,402)
   Undistributed net investment income                                   23,930
   Accumulated net realized gain from security transactions             771,099
   Net unrealized appreciation of investments                         1,997,439
-------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $11.78 a share on 4,300,950 shares of
   $0.001 par value outstanding, 100,000,000 shares authorized)    $ 50,651,168
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Three Months Ended March 31, 1997

INVESTMENT INCOME:
   Dividends                                                       $    147,971
   Interest                                                              15,596
-------------------------------------------------------------------------------
   Total Investment Income                                              163,567
-------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                              99,303
   Administration fees (Note 2)                                          33,101
   Shareholder and system servicing fees                                  9,343
   Shareholder communications                                             6,148
   Audit and legal                                                        3,941
   Custody                                                                3,443
   Directors' fees                                                        1,229
   Other                                                                  3,406
-------------------------------------------------------------------------------
   Total Expenses                                                       159,914
-------------------------------------------------------------------------------
Net Investment Income                                                     3,653
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 3 AND 6):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             11,853,644
     Cost of securities sold                                         11,716,916
-------------------------------------------------------------------------------
   Net Realized Gain                                                    136,728
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                              4,397,795
     End of period                                                    1,997,439
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (2,400,356)
-------------------------------------------------------------------------------
Net Loss on Investments                                              (2,263,628)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $ (2,259,975)
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Three Months Ended March 31, 1997 (unaudited) and the Year Ended December 31, 1996

                                                           1997          1996
===============================================================================
OPERATIONS:
  Net investment income                               $     3,653   $   235,743
  Net realized gain                                       136,728     8,411,575
  Increase (decrease) in net unrealized appreciation   (2,400,356)      789,945
-------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations    (2,259,975)    9,437,263
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                      --        (193,543)
  Net realized gains                                         --      (8,604,302)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                              --      (8,797,845)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Treasury stock acquired                                    --        (274,104)
-------------------------------------------------------------------------------
  Decrease in Net Assets From
  Fund Share Transactions                                    --        (274,104)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      (2,259,975)      365,314

NET ASSETS:
  Beginning of period                                  52,911,143    52,545,829
-------------------------------------------------------------------------------
  End of period*                                      $50,651,168   $52,911,143
===============================================================================
* Includes undistributed net investment income of:    $    23,930   $    20,277
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

   1. SIGNIFICANT ACCOUNTING POLICIES

   The Inefficient-Market Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange or on the Nasdaq National Market System are valued at closing prices on such exchange or market; securities for which no sales prices are reported are valued at the mean between the most recently quoted bid and ask prices; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(h) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH
      AFFILIATED PERSONS

   Travelers Investment Management Company ("TIMCO"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Fund pays TIMCO a fee calculated at the annual rate of 0.75% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

   Smith Barney Mutual Funds Management Inc. ("SBMFM"), another subsidiary of SBH, acts as the Fund's administrator. As compensation for its services, the Fund pays SBMFM a fee calculated at the annual rate of 0.25% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

   For the three months ended March 31, 1997, Smith Barney Inc. ("SB"), also a subsidiary of SBH, was paid brokerage commissions of $1,415 by the Fund on agency portfolio transactions.

   All officers and three directors of the Fund are employees of SB.

   3. INVESTMENTS

   For the three months ended March 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $11,082,125
--------------------------------------------------------------------------------
Sales                                                                 11,853,644
================================================================================

   At March 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes was substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 5,092,283
Gross unrealized depreciation                                        (3,094,844)
-------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 1,997,439
===============================================================================

   4. REPURCHASE AGREEMENTS

   The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

   5. CAPITAL SHARES

   On June 8, 1995, the Fund commenced a share repurchase plan. As of March 31, 1997, 83,050 shares had been repurchased.

   6. FUTURES CONTRACTS

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

   At March 31, 1997, there were no open futures contracts.

   7. OPTION CONTRACTS

   Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

   At March 31, 1997, the Fund had no open purchased call or put option contracts.

   8. LENDING OF PORTFOLIO SECURITIES

   The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee, which is shared 60% by the Fund and 40% by the custodian. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has market risk on the collateral received.

   At March 31, 1997, the Fund loaned common stocks having a value of approximately $1,867,038 and received cash collateral of $2,012,900 for the loan.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

   9. SUBSEQUENT EVENT

   On Friday April 18, 1997, shareholders of the Inefficient-Market Fund, Inc. acting on the recommendation of its Board of Directors, approved the Fund's conversion from closed-end to an open-end fund and a new name -- the Smith Barney Disciplined Small Cap Fund, Inc. In addition, the Fund's investment objective of long-term capital appreciation will remain unchanged and it will continue to be managed by Travelers Investment Management Company (TIMCO).

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                            1997(1)        1996        1995        1994        1993        1992
================================================================================================
Net Asset Value,
  Beginning of Period       $12.30        $12.15      $11.78      $12.50      $11.49      $10.34
------------------------------------------------------------------------------------------------
Income (Loss)
  From Operations:
  Net investment income       0.00*         0.05        0.11        0.05        0.01        0.05
  Net realized and
  unrealized gain (loss)     (0.52)         2.14        2.31       (0.63)       1.01        1.15
------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations            (0.52)         2.19        2.42       (0.58)       1.02        1.20
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income       --           (0.04)      (0.11)      (0.05)      (0.01)      (0.05)
  Net realized gains(2)       --           (2.00)      (1.94)      (0.09)       --          --
------------------------------------------------------------------------------------------------
Total Distributions           --           (2.04)      (2.05)      (0.14)      (0.01)      (0.05)
------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period             $11.78        $12.30      $12.15      $11.78      $12.50      $11.49
------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value               (3.26)%++     39.57%      24.18%      (8.46)%      6.44%      11.86%
------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value            (4.23)%++     20.56%      18.90%      (4.36)%      8.90%      11.71%
------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)     $50,651       $52,911     $52,546     $51,641     $54,809     $50,374
------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses                    1.21%+        1.21%       1.22%       1.22%       1.24%       1.36%
  Net investment income       0.03+         0.43        0.84        0.43        0.08        0.45
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate         21%          151%        177%         45%         87%         46%
------------------------------------------------------------------------------------------------
Market Price,
  End of Period            $11.125       $11.500      $9.813      $9.500     $10.500      $9.875
------------------------------------------------------------------------------------------------
Average commissions
  per share paid on
  equity transactions(3)     $0.05         $0.05       $0.05        --          --          --
================================================================================================

(1) For the three months ended March 31, 1997 (unaudited).
(2) Includes short-term realized gains distributions which are considered ordinary income for Federal income tax purposes.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
*   Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                                  Dividend and
                Price         Price at     NAV at    Premium(+)   Capital Gain
  Period        Range        Month-End   Month-End   Discount(-)  Distributions
================================================================================
  1995
January    $ 9 1/4 - 9 5/8    $ 9 3/8     $11.77       -20%             --
February     9 3/8 - 9 7/8      9 3/4      12.31       -21              --
March        9 5/8 - 9 7/8      9 5/8      12.24       -21              --
April        9 3/4 - 10         9 13/16    12.24       -20              --
May          9 3/4 - 10         9 3/4      12.52       -22              --
June         9 3/4 - 10 3/8    10 1/8      12.99       -22              --
July        10 1/8 - 10 3/8    10 3/8      13.16       -21              --
August      10 3/8 - 10 1/2    10 3/8      13.46       -23              --
September   10 1/2 - 11 1/8    10 3/4      13.74       -22              --
October     10 1/2 - 11        10 1/2      13.46       -22              --
November    10 5/8 - 11 1/8    11          14.05       -22              --
December     9 1/2 - 11 1/2     9 13/16    12.15       -19           $2.05

  1996
January      9 3/4 - 10 3/8    10          12.23       -18              --
February    10     - 10 5/8    10 5/8      12.62       -16              --
March       10 3/8 - 10 3/4    10 5/8      12.87       -17              --
April       10 5/8 - 11 1/2    11 1/2      13.45       -14              --
May         11     - 11 7/8    11 5/8      13.77       -16              --
June        11 3/8 - 11 3/4    11 3/8      13.44       -15              --
July        10 1/8 - 11 5/8    10 1/4      11.92       -14            0.60
August      10 1/2 - 10 3/4    10 5/8      12.72       -16              --
September   10 3/4 - 11 1/4    11 1/4      13.40       -16              --
October     11 3/8 - 12 1/4    11 3/4      13.08       -10              --
November    11     - 12 1/2    11          12.29       -10            1.40
December    11     - 11 7/8    11 1/2      12.30        -7            0.04

  1997
January     11 1/4 - 12 3/8    12 3/8      12.65        -2              --
February    11 7/8 - 12 1/4    11 7/8      12.37        -4              --
March       11 1/8 - 12 1/4    11 1/8      11.78        -6              --
================================================================================

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc., as plan agent ("Plan Agent"), in additional shares of its Common Stock ("Common Shares") as provided below unless a stockholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to stockholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 45 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws. If, following the commencement of purchases and before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

The automatic reinvestment of distributions does not relieve participants to any Federal income tax that may be payable on such distributions.

The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all stockholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, MA 02104.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                     (This page intentionally left blank.)

The Inefficient-
Market Fund, Inc.


Directors
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
Bruce D. Sargent
John P. Toolan

C. Richard Youngdahl
Emeritus


Officers
Heath B. McLendon
Chief Executive Officer
Jessica M. Bibliowicz
President
Lewis E. Daidone
Senior Vice President
and Treasurer
Kent A. Kelley
Vice President
Sandip A. Bhagat
Vice President
Thomas M. Reynolds
Controller
Christina T. Sydor
Secretary


Investment Manager
Travelers Investment
Management Company


Custodian
PNC Bank, N.A.


Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104


This report is submitted for the general information of the shareholders of the The Inefficient-Market Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


The Inefficient-
Market Fund, Inc.
388 Greenwich Street
New York, New York 10013

FD2394 5/97